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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 2, 2002


                                   UBICS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)


          Delaware                     0-23239              34-1744587

(State or Other Jurisdiction         (Commission          (I.R.S. Employer
      of Incorporation)              File Number)        Identification No.)


                              333 Technology Drive
                                    Suite 210
                         Canonsburg, Pennsylvania 15317
                    (Address of principal executive offices)

                                 (724) 746-6001
              (Registrant's telephone number, including area code)





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Item 4.  Changes in Registrant's Certifying Accountant

                  On August 2, 2002, UBICS, Inc. ("Registrant") received a letter dated July 29, 2002 from the Securities and Exchange Commission (the "SEC") advising Registrant that Arthur Andersen LLP ("AA"), the Registrant's auditor of record, had notified the SEC that it is unable to perform future audit services for the Registrant and, as a result, AA's relationship with the Registrant as Registrant's principal accountant to audit Registrant's financial statements is effectively terminated.

                  AA's reports on Registrant's financial statements for each of the years ended December 31, 2000 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

                  During the years ended December 31, 2000 and 2001 and through the date hereof, there were no disagreements with AA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to AA's satisfaction, would have caused AA to make reference to the subject matter of the disagreements in connection with AA's reports on Registrant's financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

                  Registrant has been advised that AA is no longer in a position to provide letters relating to its termination as a former audit client's principal accountant in accordance with Item 304(a)(3) of Regulation S-K, and that AA's inability to provide such letters has been discussed with the staff at the Securities and Exchange Commission.

                  Effective August 7, 2002, Registrant engaged BDO Seidman, LLP ("BDO") as Registrant's principal accountants to audit Registrant's financial statements. During Registrant's two most recent fiscal years and the subsequent interim period prior to engaging BDO, neither Registrant nor anyone on its behalf consulted with BDO regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's financial statements, and neither a written report nor oral advice was provided to Registrant by BDO that was an important factor considered by Registrant in reaching a decision as to any accounting, auditing or financial reporting issue.

                  The termination of AA and the engagement of BDO as Registrant's principal accountants to audit Registrant's financial statements was approved by the Audit Committee of Registrant.

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Signature

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UBICS, INC.


Date:  August 8, 2002                       By:  NEIL M. EBNER
                                               ---------------------------------
                                                 Neil M. Ebner
                                                 Vice President, Finance and
                                                  Chief Financial Officer

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